Stock-Based Compensation	3 Months Ended
Mar. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation

3. Stock-Based Compensation

Equity Incentive Plan. Lamar Advertising’s 1996 Equity Incentive Plan, as amended (the “Incentive Plan”) has reserved 15.5 million shares of Class A common stock for issuance to directors and employees, including shares underlying granted options and common stock reserved for issuance under its performance-based incentive program. Options granted under the plan expire ten years from the grant date with vesting terms ranging from three to five years and include 1) options that vest in one-fifth increments beginning on the grant date and continuing on each of the first four anniversaries of the grant date and 2) options that cliff-vest on the fifth anniversary of the grant date. All grants are made at fair market value based on the closing price of our Class A common stock as reported on the NASDAQ Global Select Market on the date of grant.

We use a Black-Scholes-Merton option pricing model to estimate the fair value of share-based awards. The Black-Scholes-Merton option pricing model incorporates various and highly subjective assumptions, including expected term and expected volatility. The Company granted options for an aggregate of 9,000 shares of its Class A common stock during the three months ended March 31, 2016. At March 31, 2016, a total of 2,278,515 shares were available for future grants.

Stock Purchase Plan. Lamar Advertising’s 2009 Employee Stock Purchase Plan or 2009 ESPP was approved by our shareholders on May 28, 2009. The number of shares of Class A common stock available under the 2009 ESPP was automatically increased by 82,084 shares on January 1, 2016 pursuant to the automatic increase provisions of the 2009 ESPP.

The following is a summary of 2009 ESPP share activity for the period ended March 31, 2016:

Shares
Available for future purchases, January 1, 2016	279,589
Additional shares reserved under 2009 ESPP	82,084
Purchases	(33,923)

Available for future purchases, March 31, 2016	327,750

Performance-based compensation. Unrestricted shares of our Class A common stock may be awarded to key officers, employees and directors under our 1996 Equity Incentive Plan. The number of shares to be issued, if any, will be dependent on the level of achievement of performance measures for key officers and employees, as determined by the Company’s Compensation Committee based on our 2016 results. Any shares issued based on the achievement of performance goals will be issued in the first quarter of 2017. The shares subject to these awards can range from a minimum of 0% to a maximum of 100% of the target number of shares depending on the level at which the goals are attained. For the three months ended March 31, 2016, the Company has recorded $670 as stock-based compensation expense related to performance based awards. In addition, each non-employee director automatically receives upon election or re-election a restricted stock award of our Class A common stock. The awards vest 50% on grant date and 50% on the last day of each director’s one-year term. The Company recorded $32 as stock-based compensation expense related to these non-employee director awards for the three months ended March 31, 2016.